                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 8, 2000
                                                  -----------------------------

Structured Asset Securities Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                              333-31070              74-2440858
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

200 Vesey Street, New York, New York                                 10285
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000
                                                    ---------------------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
-------  -------------


         It is expected that during September, 2000, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-31070) and sold to Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1 that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.    Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates*.

--------
* Filed on September 25, 2000, under cover of Form SE pursuant to and under Rule 311 of Regulation S-T.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 21, 2000




                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                           By:  /s/ Mary Pat Archer
                                                -------------------------------
                                                Name: Mary Pat Archer
                                                Title: Senior Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                                                                          Page No.
-----------                                                                          --------
99.1            Certain materials constituting Computational Materials
                and/or ABS Term Sheets in connection with the expected sale of the Underwritten Certificates*.



--------
* Filed on September 25, 2000, under cover of Form SE pursuant to and under Rule 311 of Regulation S-T.